Exhibit 99.2

MIDWESTONE FINANCIAL GROUP, INC.
ATTN: KENNETH R. URMIE
102 SOUTH CLINTON ST.
P.O. BOX 1700
IOWA CITY, IA 52244-1700

SCAN TO
VIEW MATERIALS & VOTE

You can vote this proxy in one of three ways:
1) By Internet 2) By Telephone 3) By Mail

1) **VOTE BY INTERNET**
Go to www.proxyvote.com **or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on January 25, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

2) **VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on January 25, 2026. Have your proxy card in hand when you call and then follow the instructions.

3) **VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To ensure your proxy is received in time to be counted in advance of the meeting date, please mail timely to arrive by January 25, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82131-S26218 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MIDWEST*ONE* FINANCIAL GROUP, INC.

	For	Against	Abstain
The Board of Directors recommends you vote FOR the following proposal:			
1. To approve the Agreement and Plan of Merger, dated October 23, 2025, by and between MidWest*One* Financial Group, Inc. ("MidWest*One*") and Nicolet Bankshares, Inc. ("Nicolet"), pursuant to which MidWest*One* will merge with and into Nicolet (the "merger agreement").	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of MidWest*One* that is based on or otherwise relates to the merger.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
3. To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies to approve the merger agreement and the transactions contemplated by the merger agreement.	☐	☐	☐

Note: The proxies are authorized to vote, in their discretion, on such other business as may properly come before the meeting or any postponement or adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

COMMON COMMON THE DIRECTORS AND OFFICERS OF MIDWESTONE FINANCIALGROUP, INC. CORDIALLY INVITE YOU TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS MONDAY, JANUARY 26, 2026, 2:00 P.M. CDT HEADQUARTERS OF MIDWESTONE 102 SOUTH CLINTON STREET IOWA CITY, IOWA 52240 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V82132-S26218 REVOCABLE PROXY MIDWESTONE FINANCIAL GROUP, INC. Special Meeting of Shareholders January 26, 2026, 2:00 P.M. CDT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Charles N. Reeves and Barry S. Ray, or either of them, as attorneys and proxies, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of MIDWESTONE FINANCIAL GROUP, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held on Monday, January 26, 2026, at 2:00 P.M., Central time, at the MidWestOne Headquarters, 102 South Clinton Street, Iowa City, Iowa 52240, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted, FOR proposal 1, FOR proposal 2, FOR proposal 3, and at the discretion of the appointed proxies on any other matters that may properly come before the meeting or any postponement or adjournment thereof. Continued and to be signed on reverse side

MIDWESTONE FINANCIAL GROUP,INC.
ATTN: KENNETH R. URMIE
102 SOUTHCLINTON ST.
P.O. BOX 1700
IOWA CITY. IA 52244-1700

SCAN TO
VIEW MATERIALS & VOTE

You can vote this proxy in one of three ways:
1) By Internet 2) By Telephone 3) By Mail

1) **VOTE BY INTERNET**
   Go to **www.proxyvote.com or scan the QR Barcode above**
   Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on January 19, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

2) **VOTE BY PHONE - 1-800-690-6903**
   Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on January 19, 2026. Have your proxy card in hand when you call and then follow the instructions.

3) **VOTE BY MAIL**
   Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To ensure your proxy is received in time to be counted in advance of the meeting date, please mail timely to arrive by January 19, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82133-S26218 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MIDWEST*ONE* FINANCIAL GROUP, INC.

	For	Against	Abstain
The Board of Directors recommends you vote FOR the following proposal:			
1. To approve the Agreement and Plan of Merger, dated October 23, 2025, by and between MidWest*One* Financial Group, Inc. ("MidWest*One*") and Nicolet Bankshares, Inc. ("Nicolet"), pursuant to which MidWest*One* will merge with and into Nicolet (the "merger agreement").	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:			
2. To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of MidWest*One* that is based on or otherwise relates to the merger.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:			
3. To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies to approve the merger agreement and the transactions contemplated by the merger agreement.	☐	☐	☐

Note: The proxies are authorized to vote, in their discretion, on such other business as may properly come before the meeting or any postponement or adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

401(k)

THE DIRECTORS AND OFFICERS
OF MIDWEST*ONE*
FINANCIAL GROUP, INC.
CORDIALLY INVITE YOU TO ATTEND THE
SPECIAL MEETING OF SHAREHOLDERS
MONDAY, JANUARY 26, 2026, 2:00 P.M. CDT
HEADQUARTERS OF MIDWEST*ONE*
102 SOUTH CLINTON STREET
IOWA CITY, IOWA 52240

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V82134-S26218

REVOCABLE PROXY

MIDWEST*ONE* FINANCIAL GROUP, INC.
Special Meeting of Shareholders
January 26, 2026, 2:00 P.M. CDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Charles N. Reeves and Barry S. Ray, or either of them, as attorneys and proxies, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of MIDWEST*ONE* FINANCIAL GROUP, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held on Monday, January 26, 2026, at 2:00 P.M., Central time, at the MidWest*One* Headquarters, 102 South Clinton Street, Iowa City, Iowa 52240, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted, FOR proposal 1, FOR proposal 2, FOR proposal 3, and at the discretion of the appointed proxies on any other matters that may properly come before the meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side